                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 2, 2001



                       METRO ONE TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


           Oregon                        0-27024             93-0995165
(State or other jurisdiction of    (Commission File        (IRS Employer
     incorporation)                     Number)          Identification No.)


         11200 Murray Scholls Place, Beaverton, Oregon            97007
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (503) 643-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On February 2, 2001, pursuant to a Stock Purchase Agreement dated
November 8, 2000 (the "Purchase Agreement") between Metro One Telecommunications, Inc., an Oregon corporation (the "Company") and Sonera Media Holding B.V., a company organized under the laws of the Netherlands ("Sonera"), Sonera purchased from the Company 4,000,000 shares (the "Shares") of the Company's Common Stock for an aggregate purchase price of $68 million, or $17 per share, representing after the purchase approximately 25.5% of the outstanding shares of Common Stock of the Company. Sonera is a wholly-owned subsidiary of Sonera Corporation, a limited liability company organized under the laws of Finland.

     The sale and issuance of the Shares to Sonera was approved by the Company's shareholders at a special meeting held on January 31, 2001.

     In connection with the closing of the transactions contemplated by the Purchase Agreement, the parties entered into an Investment Agreement and a Registration Rights Agreement, copies of which are attached hereto as exhibits.

     There were no prior material relationships between the Company or any of the Company's affiliates, any director or officer of the Company, or any associate of such director or officer, on the one hand, and Sonera, on the other hand.

     Additional information concerning this transaction is contained in the Form 8-K which was filed by the Company with the Securities and Exchange Commission on November 20, 2000.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    EXHIBITS.


         EXHIBIT NO.                   DESCRIPTION
           99.1     Press Release, dated February 2, 2001, "Metro One
                    Telecommunications Announces Completion of Sonera
                    Investment".

           99.2     Investment Agreement dated as of February 2, 2001, between
                    Metro One Telecommunications, Inc. and Sonera Media Holding
                    B.V.

           99.3 Registration Rights Agreement dated as of February 2, 2001, between Metro One Telecommunications, Inc. and Sonera Media
                    Holding B.V.

           99.4     Guaranty dated as of November 8, 2000 by Sonera Corporation.

           99.5     Stock Purchase Agreement dated as of November 8, 2000 between
                    Metro One Telecommunications, Inc. and Sonera Media Holding B.V.,
                    incorporated herein by reference to Exhibit 99.2 to the Company's
                    Form 8-K dated November 8, 2000 and filed on November 20, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 15, 2001
                                        Metro One Telecommunications, Inc.



                                        By: /s/ TIMOTHY A. TIMMINS
                                           -----------------------------------
                                           Timothy A. Timmins
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.                  DESCRIPTION
           99.1     Press Release, dated February 2, 2001, "Metro One
                    Telecommunications Announces Completion of Sonera
                    Investment".

           99.2     Investment Agreement dated as of February 2, 2001 between
                    Metro One Telecommunications, Inc. and Sonera Media Holding
                    B.V.

           99.3 Registration Rights Agreement dated as of February 2, 2001 between Metro One Telecommunications, Inc. and Sonera Media
                    Holding B.V.

           99.4     Guaranty dated as of November 8, 2000 by Sonera Corporation.








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